UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) October 2,2007

                               CHINA DIRECT, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Florida                       0-26415                   13-3876100
--------------------------------- -----------------         ----------------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)            Identification No.)

   5301 North Federal Highway, Suite 120, Boca Raton, Florida         33487
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                  (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code  (561) 989-9171
                                                   -------------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02         Unregistered Sales of Equity Securities

         Commencing September 18, 2007 through October 1, 2007, China Direct, Inc. (the "Company") Class A Common Stock Purchase Warrant holders exercised, in the aggregate, 1,985,250 Class A Common Stock Purchase Warrants with an exercise price of $4.00 per share. As a result, China Direct has received $7,941,000 in proceeds from the exercise of these warrants. This warrant exercise transaction was conducted in reliance on section 4(2) of Securities Act of 1933, as amended. China Direct intends to utilize these proceeds for general working capital purposes and acquisitions.

         During 2006 the Company sold securities in a unit offering conducted in reliance on an exemption from registration under the Securities Act of 1933 which included Class A Common Stock Purchase Warrants to purchase an aggregate of 3,804,375 shares of its common stock at an exercise price of $4.00 per share expiring in November 2011. The shares of common stock issuable upon the exercise of these warrants were subsequently registered for resale under the Securities Act of 1933 pursuant to a registration statement declared effective by the SEC on January 22, 2007.

         China Direct, as of the date of this Current Report on Form 8-K, has a total of 18,571,547 shares of common stock issued and outstanding.



                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CHINA DIRECT, INC.



                                        By:      /s/ James Wang
                                        -------------------------------------
                                                    James Wang
                                                    Chief Executive Officer

Dated:  October 2, 2007